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                                                                   Exhibit 10(a)

                                                                  EXECUTION COPY
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                               INSILCO CORPORATION

                                       AND



                               INSILCO HOLDING CO.

                                   as Issuers



                      -------------------------------------



                           120,000 UNITS CONSISTING OF

             $120,000,000 12% SENIOR SUBORDINATED NOTES DUE 2007 AND

               WARRANTS TO PURCHASE 62,400 SHARES OF COMMON STOCK



                     --------------------------------------

                               ------------------



                               PURCHASE AGREEMENT

                          Dated as of November 2, 1998



                               ------------------



                          DONALDSON, LUFKIN & JENRETTE

                             Securities Corporation

                        ---------------------------------




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                           120,000 Units Consisting of

               $120,000,000 12% Senior Subordinated Notes due 2007

                           of Insilco Corporation and

               Warrants to Purchase 62,400 Shares of Common Stock

                             of Insilco Holding Co.

                               PURCHASE AGREEMENT



                                                                November 2, 1998



DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
277 Park Avenue New York,
New York 10172


Dear Sirs:



         Insilco Corporation, a Delaware corporation ("Insilco") and Insilco Holding Co., a Delaware corporation ("Holdings" and together with Insilco, the "Issuers"), propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser") 120,000 units (the
"Units"), each consisting of $1,000 principal amount of 12% Senior
Subordinated Notes due 2007 (the "Series A Notes") of Insilco and one warrant (collectively, the "Warrants") to purchase 0.520 of a share of common stock of Holdings, par value $0.001 per share (the "Common Stock"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), between Insilco and Star Bank, N.A., as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Warrants will be issued pursuant to a warrant agreement to be dated as of the Closing Date (the "Warrant Agreement") between Holdings and National City Bank, as warrant agent (the "Warrant Agent"). Shares of Common Stock of Holdings issuable upon exercise of the Warrants are collectively referred to herein as the "Warrant Shares." The Units, the Notes, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities." The Series A Notes and the Warrants will not be detachable or separable until the first to occur of certain events specified in the Offering Memorandum. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture or the Warrant Agreement, as applicable.

         All agreements, representations and warranties of the Issuers set forth in this Agreement are made as of the date of this Agreement. This Agreement, the Indenture, the Series A Notes, the Warrants, the Warrant Agreement, the A/B Registration Rights Agreement (as defined), and the Warrant Registration Rights Agreement (as defined) are collectively referred herein as the "Operative Documents."
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         1.       OFFERING MEMORANDUM.

         The Units will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Issuer has prepared a preliminary offering memorandum, dated October 30, 1998 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated November 2, 1998 (the "Offering Memorandum"), relating to the Units.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)
         (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"),

         (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

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         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR
         AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Warrant Agreement, the Warrants (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS WARRANT (OR ITS PREDECESSOR) AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)
         (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"),

         (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS WARRANT OR THE WARRANT SHARES EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS WARRANT OR THE WARRANT SHARES (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

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         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT OR
         THE WARRANT SHARES OR AN INTEREST HEREIN OR THEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."

         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Issuers agree to issue and Insilco agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from Insilco, all of the Units at a price equal to $970 per Unit (the "Purchase Price").

         3. TERMS OF OFFERING. The Initial Purchaser has advised the Issuers that the Initial Purchaser will make offers (the "Exempt Resales") of the Units purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" ("QIBs") as defined in Rule
144A under the Securities Act (the "Eligible Purchasers"). The Initial
Purchaser will offer the Units to Eligible Purchasers initially at a price equal to $1,000 per Unit. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement with respect to the Series A Notes (the "A/B Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the A/B Registration Rights Agreement). Pursuant to the A/B Registration Rights Agreement, Insilco will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to Insilco's 12% Senior Subordinated Notes due 2007 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Note Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Note Registration Statements") relating to the resale by certain holders of the Series A Notes and to use its reasonable best efforts to cause such Note Registration Statements to be declared and remain effective and usable for the periods specified in the A/B Registration Rights Agreement and to consummate the Exchange Offer.

         Holders (including subsequent transferees) of the Warrants will have the registration rights with respect to the Warrants set forth in the warrant registration rights agreement (the "Warrant Registration Rights Agreement," and together with the A/B Registration Rights Agreement, the "Registration Rights Agreements"), to be dated the Closing Date, in substantially the form of Exhibit B hereto, for so long as the Warrants or Warrant Shares constitute "Transfer Restricted Securities" (as defined in the Warrant Registration
Rights Agreement). Pursuant to the Warrant Registration Rights Agreement, Holdings will agree to file with the Commission under the circumstances set forth therein, a shelf registration

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statement pursuant to Rule 415 under the Securities Act (the "Warrant
Registration Statement") relating to the resale by certain holders of Warrants and Warrant Shares and to use its reasonable best efforts to cause such Warrant Registration Statement to be declared and remain effective and usable for the periods specified in the Warrant Registration Rights Agreement.

         4.       DELIVERY AND PAYMENT.

         (a) Delivery of, and payment of the Purchase Price for, the Units shall be made at the offices of Davis Polk & Wardwell or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on November 9, 1998, or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchaser and the Issuers in writing. The time and date of such delivery and the payment for the Units are herein called the "Closing Date."

         (b) One or more of the Units containing Series A Notes and Warrants in definitive global form (collectively, the "Global Securities"), registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), shall be delivered by the Issuers to the Initial Purchaser (or as the Initial Purchaser directs), in each case, with any transfer taxes thereon duly paid by the Issuers against payment by the Initial Purchaser of the portion of the Purchase Price relating to the Units by wire transfer in immediately available funds to the order of Insilco. The Global Securities shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         5. AGREEMENTS OF THE ISSUERS. Each Issuer hereby agrees with the Initial Purchaser as follows:

         (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Units for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose, and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. Each Issuer shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, each Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time; provided, however, that neither Issuer shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.


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         (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Issuers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in Section 7 hereof, each Issuer consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales and market-making activities.

         (c) During such period as, in the opinion of counsel for the Initial Purchaser, an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Securities are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

         (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered by the Initial Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

         (e) Prior to the sale of all Units pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Units for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither Issuer shall be required in connection therewith to qualify as a foreign entity in any jurisdiction in which it is now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is now so subject.


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         (f) So long as any of the Securities are outstanding and the Indenture or Warrant Agreement so requires, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Issuers and their subsidiaries on a consolidated basis, all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Issuer's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

         (g) So long as any of the Securities are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by either Issuer to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of either Issuer is listed and such other publicly available information concerning either Issuer and/or their subsidiaries as the Initial Purchaser may reasonably request.

         (h) So long as any of the Series A Notes or Warrants remain outstanding and during any period in which either Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes or Warrants in connection with any sale thereof and any prospective purchaser of such Series A Notes or Warrants from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Securities Act.

         (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of each Issuer under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Issuers and accountants of the Issuers in connection with the sale and delivery of the Units to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Units to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Units, (iv) all expenses in connection with the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing


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certificates representing the Securities, (vi) all expenses and listing fees in connection with the application for quotation of the Units in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Warrant Agent and their respective counsel in connection with the Indenture, the Notes, the Warrant Agreement and the Warrants, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including the DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreements, and (xi) and all other costs and expenses incident to the performance of the obligations of the Issuers hereunder and under the Registration Rights Agreements for which provision is not otherwise made in this Section.

         (j) To use its best efforts to effect the inclusion of the Units, Series A Notes and Warrants in PORTAL and to maintain the listing of the Units, Series A Notes and Warrants on PORTAL for so long as any Units, Series A Notes or Warrants are outstanding.

         (k) To obtain the approval of DTC for "book-entry" transfer of the Securities, and to comply with all agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

         (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any securities of either Issuer or any warrants, rights or options to purchase or otherwise acquire securities of either Issuer substantially similar to the Units, Notes, Warrants or Common Stock (other than (i) the Units, Notes, Warrants or Warrant Shares and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.

         (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Units, the Series A Notes or the Warrants to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Units, the Series A Notes or the Warrants under the Securities Act.

         (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

         (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes registered pursuant to the Securities Act to be offered in exchange for the Series A Notes, subject to the limitations contemplated by the A/B Registration Rights Agreement, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

         (p) To comply with all of its agreements set forth in the Registration Rights Agreements.

         (q) To cause the Offer to Purchase (as defined in Offering Memorandum) to be consummated no later than November 20, 1998.

         (r) To enter into the New Credit Facility (as defined in Offering Memorandum) no later than November 20, 1998.

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

         (s) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

         (t) For so long as any of the Securities are outstanding and during such period after the Closing Date as, in the opinion of counsel for the Initial Purchaser, an Offering Memorandum is required by law to be delivered in connection with market-making activities of the Initial Purchaser, to (i) periodically amend the Offering Memorandum so that the Offering Memorandum would comply with the requirements of Section 10(a) of the Securities Act if the Series A Notes or the Warrants were being offered and sold pursuant to a registration statement under the Securities Act, (ii) amend or supplement the Offering Memorandum when necessary to reflect any material changes in the information provided therein, and (iii) provide the Initial Purchaser with copies of each such amendment or supplement and such other documents, including opinions of counsel and "comfort" letters, as the Initial Purchaser may reasonably request.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ISSUERS. As of the date hereof, each Issuer represents and warrants to, and agrees with, the Initial Purchaser that:

         (a) The Preliminary Offering Memorandum as of its date did not, and the Offering Memorandum does not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to either Issuer in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

         (b) Each of the Issuers and their subsidiaries listed on Schedule B hereto (each, a "Significant Subsidiary") has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the business, prospects, financial condition or results of operations of Holdings and its subsidiaries, taken as a whole or (ii) in any manner draw into question the validity of any of the Operative Documents (the events referred to in clauses (i) and (ii), a "Material Adverse Effect").

         (c) All equity interests of each Issuer have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

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

         (d) The entities listed on Schedule A hereto are the only subsidiaries, direct or indirect, of Holdings. Except as otherwise set forth in the Offering Memorandum, all of the outstanding equity interests of each of Holdings' subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by Holdings, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") except for Liens under the Credit Facility.

         (e) This Agreement has been duly authorized, executed and delivered by each Issuer.

         (f) The Issuers have duly and validly authorized the issuance of the Series A Notes and the Warrants as a Unit.

         (g) The Indenture has been duly authorized by Insilco, and on the Closing Date, will have been validly executed and delivered by Insilco. When the Indenture has been duly executed and delivered by Insilco, the Indenture will be a valid and binding agreement of Insilco, enforceable against Insilco in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

         (h) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by Insilco. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of Insilco, enforceable in accordance with their terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (i) The Series B Notes have been duly authorized by Insilco. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of Insilco, enforceable against Insilco in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (j) The Warrant Agreement has been duly authorized by Holdings and, on the Closing Date, will have been validly executed and delivered by Holdings. When the Warrant Agreement has been validly executed and delivered, the Warrant Agreement will constitute the valid and binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (k) The Warrants have been duly authorized by Holdings and, on the Closing Date, will have been validly delivered by Holdings. When the Warrants have been validly issued and countersigned and upon delivery to the Initial Purchaser against payment therefor in accordance with the terms hereof, the Warrants will be entitled to the benefits of the Warrant Agreement and will be valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (l) Holdings has duly authorized and reserved for issuance the Warrant Shares to be issued upon the exercise of the Warrants and, when issued and delivered upon the exercise of the Warrants against payment of the exercise price as provided in the Warrant Agreement, the Warrant Shares will have been validly issued and will be fully paid and non assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

         (m) The Registration Rights Agreements have been duly authorized by the Issuer party thereto and, on the Closing Date, will have been duly executed and delivered by such Issuer. When each Registration Rights Agreement has been duly executed and delivered, such Registration Rights Agreement will be a valid and binding agreement of such Issuer, enforceable against such Issuer in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally,
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity and contribution thereunder may be limited by applicable law. On the Closing Date, the Registration Rights Agreements will conform as to legal matters to the descriptions thereof in the Offering Memorandum.

         (n) (1) All of the indebtedness represented by the Series A Notes is being incurred for proper purposes and in good faith. (2) As of the date hereof
(a) the fair value and present fair saleable value of the assets of Holdings and its subsidiaries exceeds and would exceed their stated liabilities and identified contingent liabilities, (b) Holdings and its subsidiaries should be able to pay their debts as they become absolute and matured and (c) the capital of Holdings and its subsidiaries is not and would not be unreasonably small for the business in which it each of them is engaged.

         (o) Neither of the Issuers nor any of their subsidiaries is in violation of their respective organizational documents or, except as otherwise set forth in the Offering Memorandum, in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which either Issuer or any of their subsidiaries is a party or by which either Issuer or any of their subsidiaries or their respective property is bound, except for such defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

         (p) The execution, delivery and performance by each Issuer of each of the Operative Documents to which it is a party, the compliance by each Issuer with all provisions thereof and the consummation of the transactions contemplated thereby, and the consummation of the Offer to Purchase (as defined in the Offering Memorandum) will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the federal securities or Blue Sky laws of the various states or have been or will be obtained prior to the Closing Date), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the organizational documents of the Issuers or any of their subsidiaries or (B), except as otherwise set forth in the Offering Memorandum, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Holdings and its subsidiaries, taken as a whole, to which either Issuer or any of their subsidiaries is a party or by which either Issuer or any of their subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over either Issuer or any of their subsidiaries or their respective property, (iv) except as otherwise set forth in the Offering Memorandum, result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which either Issuer or any of their subsidiaries is a party or by which either Issuer or any of their subsidiaries or their respective property is bound, or
(v) result in the termination, suspension or revocation of any Authorization (as defined below) of either Issuer or any of their subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except, in the case of clauses (i), (ii)(B), (iv) and (v), as would not, singly or in the aggregate, have a Material Adverse Effect.

         (q) To the best knowledge of each Issuer, no action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of this Agreement, the Indenture, the Notes, the Warrants, the Warrant Agreement or any of the other Operative Documents or the issuance of the Securities, or suspends the sale of the Securities in any jurisdiction referred to in Section 5(e) and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to either Issuer which would prevent or suspend the issuance or sale of the Units in any jurisdiction referred to in Section 5(e).

         (r) There are no legal or governmental proceedings pending or threatened to which either Issuer or any of their subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

         (s) To the best knowledge of each Issuer, neither Issuer nor any of their subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices

Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

         (t) There are no known costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of Holdings and its subsidiaries, taken as a whole.

         (u) Each of the Issuers and their subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Issuers and their subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to either Issuer or any of their subsidiaries; except, in each case, where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction, would not, singly or in the aggregate, have a Material Adverse Effect.

         (v) The accountants, KPMG Peat Marwick LLP, that have certified the financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to each Issuer, as required by the Securities Act and the Exchange Act.

         (w) The historical financial statements, together with related notes, forming part of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Insilco and its subsidiaries (and for the third quarter of 1998 Holdings and its subsidiaries as set forth in Annex A to the Offering Memorandum) on the basis stated in the Preliminary Offering Memorandum and the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of Insilco and its subsidiaries or Holdings and its subsidiaries, as the case may be.

         (x) To the best knowledge of each Issuer, each Issuer has complied with all provisions of Section 517.075, Florida Statues (Chapter 92-198, Laws of Florida).

         (y) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of Insilco and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act. The other pro forma financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

         (z) Neither Issuer is, and after giving effect to the offering and sale of the Units and the application of the net proceeds thereof as described in the Offering Memorandum, neither Issuer will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

         (aa) Except as otherwise set forth in the Offering Memorandum, there are no contracts, agreements or understandings between either Issuer and any person granting such person the right to require such Issuer to file a registration statement under the Securities Act with respect to any securities of the Issuer or to require such Issuer to include such securities with the Securities registered pursuant to any Registration Statements.

         (bb) Neither Issuer nor any agent thereof acting on its behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R.
Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

         (cc) No "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Securities Act)
(i) has imposed (or has informed either Issuer that it is considering imposing) any condition (financial or otherwise) on such Issuer's retaining any rating assigned to such Issuer or any securities of such Issuer or (ii) has indicated to such Issuer that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of such Issuer, or any securities of such Issuer.

         (dd) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Holdings and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Holdings or any of its subsidiaries and (iii) neither Holdings nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

         (ee) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

         (ff) When the Series A Notes and Warrants are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Warrants will be of the same class (within the meaning of Rule 144A under the Securities Act) as any security of Holdings or Insilco that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

         (gg) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by either Issuer or any of its representatives (other than the Initial Purchaser, as to whom the Issuers make no representation) in connection with the offer and sale of the Units contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes or the Warrants have been issued and sold by Insilco or Holdings within the six-month period immediately prior to the date hereof.

         (hh) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

         (ii) No registration under the Securities Act of the Units, the Warrants or the Series A Notes is required for the sale of such securities to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

         (jj) There is no (i) material unfair labor practice complaint, grievance or arbitration proceeding pending or, to the best knowledge of each Issuer, threatened against either Issuer or any of their subsidiaries before the National Labor Relations Board or any state or local labor relations board or
(ii) strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of each Issuer, threatened against either Issuer or any of their subsidiaries, except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate, would not have a Material Adverse Effect. To the best of each Issuer's knowledge, no collective bargaining organizing activities are taking place with respect to either Issuer or any of their subsidiaries, which, singly or in the aggregate, would have a Material Adverse Effect.

         (kk) Each of the Issuers and their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (ii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ll) Except as otherwise set forth in the Offering Memorandum, the Issuers and their subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual property") currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and, to the best of each Issuer's knowledge, neither of the Issuers nor any of their subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

         (mm) Each certificate signed by any officer of either Issuer and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by such Issuer to the Initial Purchaser as to the matters covered thereby.

         Each Issuer acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuer and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, the Issuers:

         (a) The Initial Purchaser is either a QIB or an institutional "accredited investor" (as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, an "Accredited Institution"), in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Units.

         (b) The Initial Purchaser is not acquiring the Units with a view to any distribution thereof or with any present intention of offering or selling any of the Units in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction. The Initial Purchaser will be reoffering and reselling the Units only to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         (c) The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of the Units pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (d) The Initial Purchaser agrees that, in connection with Exempt Resales, the Initial Purchaser will solicit offers to buy the Units only from, and will offer to sell the Units only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Units only to, and will solicit offers to buy the Units only from Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs that agree that (x) the Units purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act, as in effect on the date of the transfer of such Units, only (I) to the Issuers or any of their subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (III) in a transaction meeting the requirements of Rule 144 under the Securities Act, (IV) to an Accredited Institution that, prior to such transfer (A) in the case of the Series A Notes, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Notes (the form of which may be obtained from the Trustee) or (B) in the case of the Warrants, furnishes the Warrant Agent a signed letter containing certain representations and agreements relating to the registration of transfer of such Warrants (the form of which may be obtained from the Warrant Agent), and, with respect to the Series A Notes, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, and, with respect to the Warrants, an opinion of counsel acceptable to the Issuers that such transfer is in compliance with the Securities Act, (V) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Issuer thereof) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any State of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Units or an interest therein is transferred a notice substantially to the effect of the foregoing.

         The Initial Purchaser acknowledges that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuers and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchaser hereby consents to such reliance.

         8.       INDEMNIFICATION.

         (a) The Issuers, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Issuers to any holder or prospective purchaser of Units pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Issuers by the Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser if the Initial Purchaser fails to deliver a final Offering Memorandum (as then amended or supplemented, provided by the Issuers to the Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final Offering Memorandum.

         (b) The Initial Purchaser agrees to indemnify and hold harmless each Issuer and its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Issuer to the same extent as the foregoing indemnity from the Issuers to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Issuers by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party). In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section 8(b). The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the Indemnifying Party shall have received a request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

         (d) To the extent the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Units or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (after underwriting discounts and commissions, but before deducting expenses) received by the Issuers, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Units, in each case, as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Issuers and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified

Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

         9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Units under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of either Issuer or any securities of either Issuer (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Securities Act), (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of either Issuer or any securities of either Issuer by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

         (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of Holdings and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of either Issuer or any of their subsidiaries and (iii) neither of the Issuers nor any of their subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in the judgment of the Initial Purchaser, is material and adverse and, in the judgment of the Initial Purchaser, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum.

         (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of each Issuer, confirming the matters set forth in Sections 6(cc), 9(a), 9(b) and 9(c) and stating that such Issuer has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

         (e) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Kenneth H. Koch, General Counsel for the Issuers, to the effect that:

                  (i) each Issuer has been duly incorporated and is validly existing in good standing under the laws of its jurisdiction of organization and has the requisite power to enter into the Operative Documents to which it is a party;

                     (ii) all the outstanding shares of capital stock of Insilco are duly authorized and validly issued and are fully paid and non-assessable and have not been issued in violation of any preemptive rights pursuant to law or Insilco's certificate of incorporation;

                    (iii) all the shares of capital stock of Holdings outstanding prior to the Mergers and the Merger Financing (as such terms are defined in the Offering Memorandum), and any shares of capital stock of Holdings issued subsequent to the Mergers and prior to the date hereof, are duly authorized and validly issued and, to such counsel's knowledge, fully paid and non-assessable and have not been issued in violation of any preemptive rights pursuant to law or Holding's certificate of incorporation;

                  (iv) each Significant Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Each Issuer and each Significant Subsidiary is a corporation duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                      (v) all of the outstanding shares of the capital stock of each Significant Subsidiary are duly authorized, validly issued, and, to such counsel's knowledge, fully paid and nonassessable, and have not been issued in violation of any preemptive rights pursuant to law or in such certificate of incorporation of such Significant Subsidiary, and all of the outstanding shares of the capital stock of each Significant Subsidiary are owned by Insilco, however, as set forth in the Offering Memorandum, all of such shares have been pledged to Insilco's lenders under the Existing Credit Facility (as such term is defined in the Offering Memorandum) and are expected to be pledged to Insilco's lenders under the New Credit Facility (as such term is defined in the Offering Memorandum);

                     (vi) to such counsel's knowledge, there is no material document, agreement or other instrument to which either Issuer is a party (other than the Registration Rights Agreements, the Pledge Agreement between Holdings and the lenders pursuant to the Existing Credit Facility, with respect to the pledge of Insilco stock, and such other registration rights agreements as are described in the Offering Memorandum) granting any person the right to require either Issuer to file a registration statement under the Securities Act with respect to any securities of the Issuers or to require either Issuer to include such securities with the Securities registered pursuant to any Registration Statement; and

                    (vii) the execution, delivery and performance by the Issuers of the Operative Documents to which each is a party, the consummation of the transactions contemplated thereby and compliance by the Issuers with the provisions thereof, and the consummation of the Offer to Purchase, will not (i) except to the extent such has been obtained, require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the Securities Act or the securities or Blue Sky laws of the various states or by NASD or the Secretary of State of Delaware), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the certificate of incorporation or bylaws of Insilco or Holdings, as the case may be, or
         (B), assuming receipt of the consents from the lenders under the Existing Credit Facility as described in the Offering Memorandum, require any consent or approval (which has not been obtained or waived) of parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any document, agreement or other instrument to which Holdings or any of its subsidiaries is a party or by which any of them is bound, (iii) to such counsel's knowledge, violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Holdings or any of its subsidiaries or any of their respective properties, or (iv) result in the termination, suspension or revocation of any Authorization of Holdings or any of its subsidiaries, except in the case of clauses (i), (ii)(B), (iii) and (iv), as would not, singly or in the aggregate, have a Material Adverse Effect.

         The opinion of Kenneth H. Koch described in this Section 9(e) shall be rendered to the Initial Purchaser at the request of the Issuers and shall so state therein.

         (f) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Davis Polk & Wardwell, to the effect that:

                     (i) each Issuer is validly existing in good standing under the laws of its jurisdiction of organization and has the requisite power to enter into the Operative Documents to which it is a party;

                     (ii) assuming all the outstanding shares of capital stock of Insilco have been duly authorized and validly issued and are fully paid and non-assessable, all shares of capital stock of Holdings issued in connection with the Mergers and the Merger Financing were duly authorized and validly issued and are fully paid and non-assessable and not subject to any preemptive or similar rights, as applicable;

                    (iii) the execution, delivery and performance by each Issuer of this Agreement and the other Operative Documents to which each Issuer is a party, the compliance by each Issuer with the provisions hereof and thereof, and the consummation of the Offer to Purchase, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the Securities Act or the securities or Blue Sky laws of the various states or by NASD or the Secretary of State of Delaware), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the certificate of incorporation or bylaws of Insilco or Holdings, as the case may be, or
         (B) require any consent or approval (which has not been obtained or waived) of parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Indenture dated as of August 12, 1997 relating to the 10.25% Senior Subordinated Notes due 2007 of Insilco, the Indenture dated as of August 17, 1998 relating to the 14% Senior Discount Notes due 2008 of Holdings, any of the Operative Documents or the Warrant Agreement or the Registration Rights Agreements as defined in the Purchase Agreement, dated as of August 12, 1998, relating to the Holdings Units, (iii) violate or conflict with any laws, rules, regulations or rulings normally applicable to general business corporations in relation to transactions of the type contemplated by the aforementioned agreements or court decrees applicable to either Issuer or their properties, or (iv) result in the imposition or creation of a Lien under any agreement referred to in clause (ii)(B), except in the case of clauses (i), (ii)(B) and (iv), as would not, singly or in the aggregate, have a Material Adverse Effect;

                     (iv) the Series A Notes have been duly authorized by Insilco and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of Insilco, enforceable against Insilco in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (y) as such enforcement may be limited by equitable principles of general applicability, regardless of whether enforcement is sought in a proceeding at law or in equity and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable;

                      (v) the Indenture has been has been duly authorized, executed and delivered by Insilco and is a valid and binding agreement of Insilco, enforceable against Insilco in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (y) as such enforcement may be limited by equitable principles of general applicability, regardless of whether enforcement is sought in a proceeding at law or in equity and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable;

                     (vi) the Series B Notes have been duly authorized;

                    (vii) this Agreement has been duly authorized, executed and delivered by each Issuer;

                   (viii) the Warrants have been duly authorized by Holdings and, when executed and countersigned in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Warrant Agreement and will be valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or similar laws affecting creditors' rights and remedies generally and
         (y) as such enforcement may be limited by equitable principles of general applicability, regardless of whether enforcement is sought in a proceeding at law or in equity;

                     (ix) the Warrant Agreement has been has been duly authorized, executed and delivered by Holdings and is a valid and binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (y) as such enforcement may be limited by equitable principles of general applicability, regardless of whether enforcement is sought in a proceeding at law or in equity;

                      (x) each of the Registration Rights Agreements has been duly authorized, executed and delivered by the Issuer party thereto and is a valid and binding agreement of such Issuer, enforceable against such Issuer in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (y) as such enforcement may be limited by equitable principles of general applicability, regardless of whether enforcement is sought in a proceeding at law or in equity, and (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

                     (xi) Holdings has duly authorized and reserved for issuance the Warrant Shares to be issued upon the exercise of the Warrants and, when issued and delivered upon the exercise of the Warrants against payment of the exercise price as provided in the Warrant Agreement, will have been validly issued and will be fully paid and non assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar statutory rights;

                    (xii) the statements under the captions "Certain Relationships and Related Party Transactions," "Description of
         Certain Indebtedness," "Description of Holdings Capital Stock"
         (other than the second sentence thereof), "Description of Units," "Description of the Notes," "Description of Warrants" and "Plan of Distribution" and the description of the existing employment agreements under "Executive Compensation - Employment and Severance Benefit Agreements" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present in all material respects such legal matters or documents;

                   (xiii) the statements made in the Offering Memorandum under the caption "Certain Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

                    (xiv) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

                     (xv) it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the initial placement of the Units by the Initial Purchaser in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales to qualify the Indenture under the TIA, and no registration under the Securities Act of the Units, the Series A Notes or the Warrants is required for the sale of the Units, the Series A Notes and the Warrants to the Initial Purchaser as contemplated by this Agreement or for the initial placement of the Units by the Initial Purchaser in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales assuming that (i) each Eligible Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, and (iii) the accuracy of the agreements and representations of the Issuers set forth in Sections 5(h) and (m) and 6(ee), (ff) and (gg) of this Agreement; and

                    (xvi) Neither Issuer is, after giving effect to the offering and sale of the Units in accordance with the terms of this Agreement and the application of the net proceeds thereof as described in the Offering Memorandum under the caption "Use of Proceeds," an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         In addition, such counsel shall state that it has participated in the preparation of the Offering Memorandum and any amendments or supplements thereto, if applicable, and that although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, no facts have come to such counsel's attention to cause it to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinions of Davis Polk & Wardwell described in this Section 9(p) shall be rendered to the Initial Purchaser at the request of the Issuers and shall so state therein.

         (g) The Initial Purchaser shall have received, at the Closing Date, an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Initial Purchaser, in form and substance satisfactory to the Initial Purchaser.

         (h) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from KPMG Peat Marwick, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Offering Memorandum.

         (i) The Units shall have been approved by the NASD for trading and duly listed in PORTAL.

         (j) The Initial Purchaser shall have received a counterpart, conformed as executed, of (i) the Indenture which shall have been entered into by Insilco and the Trustee and (ii) the Warrant Agreement which shall have been entered into by Holdings and the Warrant Agent.

         (k) Each Issuer shall have executed the Operative Documents to which it is a party, and the Initial Purchaser shall have received an original copy thereof, duly executed by such Issuer.

         (l) Neither Issuer shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by such Issuer at or prior to the Closing Date.

         10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Issuers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of either Issuer on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in the Initial Purchaser's opinion, materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of Holdings and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the Initial Purchaser's opinion, has a material adverse effect on the financial markets in the United States.

         11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to either Issuer, at 425 Metro Place North, 5th Floor, Dublin, OH 43017, Attn: Chief Financial Officer, and
(ii) if to the Initial Purchaser, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Issuers and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Units, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Issuers, the officers or directors of the Issuers, or any person controlling the Issuer,
(ii) acceptance of the Units and payment for them hereunder and (iii) termination of this Agreement.


         If for any reason the Units are not delivered by or on behalf of the Issuers as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), Insilco agrees to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, Insilco shall be liable for all expenses which the Issuers have agreed to pay pursuant to Section 5(i) hereof. Insilco also agrees to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation their rights under Section 8).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons of the Initial Purchaser referred to herein, each Issuer's directors and officers, any controlling persons of the Issuers referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchaser merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Issuers and the Initial Purchaser.



                                 Very truly yours,

                                 INSILCO CORPORATION


                                 By:
                                    ------------------------------------------
                                          Name:
                                          Title:

                                 INSILCO HOLDING CO.


                                 By:
                                    ------------------------------------------
                                          Name:
                                          Title:


DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION


By:
   -------------------------------
   Name:
   Title:

                                   SCHEDULE A

                                  SUBSIDIARIES





ARUP Alu-Rohr und-Profil GmbH

Great Lake, Inc.

Insilco Corporation

Insilco Asia Corporation

Dalian General ThermoDynamics Incorporated Ltd.

InNet Technologies, Inc.

Insilco Deutschland GmbH

Insilco Teoranta

Signal Caribe, Inc.

Signal Dominicana, S.A.

Signal Transformer Co., Inc.

Steel Parts Corporation

Stewart Connector Systems, Inc.

Stewart Connector Systems GmbH

Stewart Connector Systems (Japan), Inc.

Stewart Connector Systems de Mexico, S.A. de C.V.

Stewart Stamping Corporation

Taylor Publishing Company

Thermal Components Division, Inc.

Thermal Components, Inc.

Thermalex, Inc.

                                   SCHEDULE B

                            SIGNIFICANT SUBSIDIARIES



Signal Transformer Co., Inc.

Steel Parts Corporation

Stewart Connector Systems, Inc.

Stewart Stamping Corporation

Taylor Publishing Company

                                    EXHIBIT A

                    FORM OF A/B REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B

                  FORM OF WARRANT REGISTRATION RIGHTS AGREEMENT